                                                                     EXHIBIT 1.1
                                 $167,500,000

                   CALIFORNIA PETROLEUM TRANSPORT CORPORATION
                      CALPETRO TANKERS (BAHAMAS I) LIMITED
                     CALPETRO TANKERS (BAHAMAS II) LIMITED
                     CALPETRO TANKERS (BAHAMAS III) LIMITED
                         CALPETRO TANKERS (IOM) LIMITED

                      PAYABLE FROM CHARTERHIRE PAYMENTS BY
                         CHEVRON TRANSPORT CORPORATION
                        WHOSE OBLIGATIONS ARE GUARANTEED
                             BY CHEVRON CORPORATION

        $17,160,000 __ % Serial First Preferred Mortgage Notes Due 1996 $18,160,000 __ % Serial First Preferred Mortgage Notes Due 1997 $18,160,000 __ % Serial First Preferred Mortgage Notes Due 1998 $18,160,000 __ % Serial First Preferred Mortgage Notes Due 1999 $18,160,000 __ % Serial First Preferred Mortgage Notes Due 2000 $18,160,000 __ % Serial First Preferred Mortgage Notes Due 2001 $18,160,000 __ % Serial First Preferred Mortgage Notes Due 2002 $18,160,000 __ % Serial First Preferred Mortgage Notes Due 2003 $12,950,000 __ % Serial First Preferred Mortgage Notes Due 2004 $ 7,740,000 __ % Serial First Preferred Mortgage Notes Due 2005 $ 2,530,000 __ % Serial First Preferred Mortgage Notes Due 2006


                             UNDERWRITING AGREEMENT
                             ----------------------


                                                       ___________ __, 1995


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
 140 Broadway
 New York, New York  10005

Dear Sirs:

          California Petroleum Transport Corporation, a Delaware corporation ("California Petroleum"), proposes to issue and sell $167,500,000 principal amount of its Serial First Preferred Mortgage Notes Maturing Serially from 1996 to 2006 (the "Serial Mortgage Notes") to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter"). The Serial Mortgage Notes are to be issued pursuant to the provisions of an Indenture to be dated as of __________ __, 1995 (the "Serial Indenture") among California Petroleum, Chemical Trust Company of California, as Serial Indenture Trustee (the "Serial Indenture Trustee") and, solely for purposes of the Trust Indenture Act of 1939, as amended, Chevron Corporation ("Chevron"). Concurrent with this offering, California Petroleum proposes to issue and sell $117,900,000 principal amount of its __% First Preferred Mortgage Notes Due 2015 (the "Term Mortgage Notes") to the Underwriter pursuant to an Underwriting Agreement dated the date hereof relating to the Term Mortgage Notes (the "Term Mortgage Notes Underwriting Agreement).

          The proceeds from the sale of the Serial Mortgage Notes, together with the proceeds from the sale of the Term Mortgage Notes, will be loaned by California Petroleum to CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited, CalPetro Tankers (Bahamas III) Limited and CalPetro Tankers (IOM) Limited (each, an "Owner") (California Petroleum, and the Owners each, a "Company", and collectively, the "Companies") on a joint and several basis to fund, after paying certain fees and expenses, the acquisition by each Owner of a recently constructed oil tanker from Chevron Transport Corporation ("Chevron Transport"). Initially, each Owner will enter into a bareboat charter (each, an "Initial Charter") with Chevron Transport with a term expiring on _______, 2015, subject to earlier termination at the option of Chevron Transport. The obligations of Chevron Transport under each Initial Charter will be guaranteed by Chevron.

          The terms "Chevron Registration Statement" and "Chevron Prospectus" have the meanings specified in the Term Mortgage Notes Underwriting Agreement. Unless otherwise defined in this Agreement, capitalized terms have the meanings specified or referred to in the Collateral Trust Agreement to be dated as of _________, 1995 (the "Collateral Trust Agreement") among California Petroleum, Chemical Trust Company of California, as Collateral Trustee, the Serial Indenture Trustee as Serial Indenture Trustee and Chemical Trust Company of California, as Term Indenture Trustee.

          1. Registration Statement and Prospectus. California Petroleum, the Owners, Chevron and Chevron Transport have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a joint registration statement on Forms S-3, S-1 and F-1 including a prospectus relating to the Serial Mortgage Notes, which may be amended. The registration statement with respect to the Serial Mortgage Notes as amended at the time when it becomes effective, including information (if any) deemed to be part of such registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the prospectus in the form first used to confirm sales of Serial Mortgage Notes is hereinafter referred as the Prospectus (including, in the case

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

of all references to the Registration Statement and the Prospectus, documents incorporated therein by reference). The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents filed after the date of this Agreement pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus.

          2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, California Petroleum agrees to issue and sell, and the Underwriter agrees to purchase from California Petroleum, the entire principal amount of Serial Mortgage Notes, at percentages of the principal amount thereof set forth below (the "Purchase Price") plus accrued interest thereon, if any, from ________ __, 1995 to the date of payment and delivery.

                              Percentage of
                              Principal Amount
                              ----------------

Serial Mortgage Notes due 1996    _____%
Serial Mortgage Notes due 1997    _____%
Serial Mortgage Notes due 1998    _____%
Serial Mortgage Notes due 1999    _____%
Serial Mortgage Notes due 2000    _____%
Serial Mortgage Notes due 2001    _____%
Serial Mortgage Notes due 2002    _____%
Serial Mortgage Notes due 2003    _____%
Serial Mortgage Notes due 2004    _____%
Serial Mortgage Notes due 2005    _____%
Serial Mortgage Notes due 2006    _____%


          3. Terms of Public Offering. California Petroleum, the Owners, Chevron and Chevron Transport are advised by the Underwriter that the Underwriter proposes (i) to make a public offering of the Serial Mortgage Notes as soon after the effective date of the Registration Statement as in the Underwriter's judgment is advisable and (ii) initially to offer the Serial Mortgage Notes for sale to the public upon the terms and conditions set forth in the Prospectus.

          4. Delivery and Payment. Delivery to the Underwriter of and payment for the Serial Mortgage Notes shall be made at 9:30 A.M., New York City time, on the fifth business day (the "Closing Date") following the date of the initial public offering, at such place as the Underwriter shall designate. The Closing Date may be varied by agreement among the Underwriter, California Petroleum and Chevron, and the location of delivery of and the form of payment for the Serial

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

Mortgage Notes may be varied by agreement between the Underwriter and California Petroleum.

          Certificates for the Serial Mortgage Notes shall be registered in the name of Cede & Co., as nominee of The Depository Trust Company, or in such names and issued in such denominations as the Underwriter shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. Certificates in definitive form evidencing the Serial Mortgage Notes shall be delivered to the Underwriter on the Closing Date with any transfer taxes thereon duly paid by California Petroleum, for the account of the Underwriter, against payment of the Purchase Price therefor by wire transfer of immediately available funds to an account designated by California Petroleum.

          5. Agreements of California Petroleum and each Owner. California Petroleum and each Owner agree with the Underwriter, Chevron and Chevron
Transport:

          (a) To use their best efforts to cause the Registration Statement to become effective at the earliest possible time.

          (b) To advise the Underwriter and Chevron promptly and, if requested by the Underwriter or Chevron, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Serial Mortgage Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, California Petroleum and each Owner will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to the Underwriter and Chevron, without charge, two signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated by reference, and to furnish to the Underwriter and Chevron such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits but including documents incorporated by reference, as the Underwriter and Chevron may reasonably request.

          (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which the Underwriter and Chevron shall not previously have been advised or to which the Underwriter or Chevron shall reasonably object; and to prepare and file with the Commission, promptly upon the Underwriter's reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Serial Mortgage Notes by the Underwriter, and to use its best efforts to cause the same to become promptly effective.

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriter a prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, to furnish to the Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as the Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) above any event shall occur as a result of which, in the opinion of counsel for the Underwriter or Chevron, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to the Underwriter and to such dealers as the Underwriter shall specify, such number of copies thereof as the Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Serial Mortgage Notes, to cooperate with the Underwriter and counsel for the Underwriter in connection with the registration or qualification of the Serial Mortgage Notes for offer and sale by the Underwriter and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Underwriter may request, to continue such qualification in effect so long as required for distribution of the Serial Mortgage Notes; provided, however, that California Petroleum and each

     Owner shall not be required to qualify to do business in any jurisdiction where they are not now qualified or to take any action which would subject them to general or unlimited service of process in any jurisdiction where they are not now so subject.

          (h) To mail and make generally available to its security holders as soon as reasonably practicable an earnings statement of California Petroleum and each Owner covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise the Underwriter in writing when such statement has been so made available.

          (i)  During the period of five years after the date of this Agreement,
     (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Serial Mortgage Notes a separate financial report of California Petroleum and each Owner and their respective subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and
     (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (j) During the period referred to in paragraph (i) above, to furnish to the Underwriter as soon as available a copy of each report or other publicly available information of California Petroleum and each Owner mailed to the security holders of California Petroleum or filed with the Commission and such other publicly available information concerning California Petroleum and each Owner and their respective subsidiaries as the Underwriter may reasonably request.

          (k) To use the proceeds from the sale of the Serial Mortgage Notes in the manner described in the Prospectus under the caption "Sources and Uses of Funds."

          (l) California Petroleum will pay all costs, expenses, disbursements, fees and taxes incident to the registration of the Serial Mortgage Notes and the sale of the Serial Mortgage Notes, including but not limited to costs, expenses, disbursements, fees and taxes (i) incident to the registration or qualification of the Term Mortgage Notes and the Serial Mortgage Notes for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriter relating to such registration or qualification and memoranda relating thereto), (ii) incident to the filing under the Act of the Chevron Registration Statement, the Registration Statement and the registration statement with respect to the Term Mortgage Notes, (iii) paid to rating agencies in connection with the rating of the Term Mortgage Notes and the Serial Mortgage Notes, or (iv) paid to the Term Indenture Trustee, the Serial Indenture Trustee and the Collateral Trustee, except that California Petroleum shall have no obligation to pay any of the costs, expenses, disbursements and fees of Pillsbury Madison & Sutro or Price Waterhouse LLP (San Francisco), accountants for Chevron and Chevron Transport, which Chevron has agreed to pay pursuant to Section 6(g) of this Agreement.

          (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by California Petroleum and each Owner prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Serial Mortgage Notes.

          6. Agreements of Chevron Transport and Chevron. Chevron Transportation and Chevron agree with the Underwriter:

          (a) Chevron Transport and Chevron will use their best efforts to cause the Registration Statement to become effective at the earliest possible time.

          (b) Chevron Transport and Chevron will promptly advise the Underwriter (i) when the Registration Statement has become effective and when any amendment to it becomes effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution of any proceeding for that purpose, and (iv) of the receipt by Chevron Transport or Chevron of any notification with respect to the suspension of the qualification of the Term Mortgage Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Chevron Transport and Chevron will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Chevron Transport and Chevron will not file any amendment or supplement to the Chevron Registration Statement or Chevron

     Prospectus unless they have furnished the Underwriter a copy prior to filing and will not file any such proposed amendment to which the Underwriter reasonably objects.

          (c) If, at any time when a prospectus relating to the Serial Mortgage Notes is required to be delivered under the Act or any other applicable securities law, any event shall occur as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, Chevron Transport and Chevron will promptly prepare and file with the Commission, subject to paragraph (b) of this Section 6, an amendment or supplement to the Prospectus which will correct such statement or omission or an amendment which will effect such compliance.

          (d) Chevron Transport and Chevron will, if requested, furnish to the Underwriter copies of the Registration Statement as first filed with the Commission and of each amendment to it (including, if requested, the exhibits and documents incorporated by reference in the Prospectus) and each amendment or supplement thereto which is thereafter filed pursuant to paragraph (b) or (c) of this Section 6 and, so long as delivery of a prospectus by the Underwriter or a dealer may, in the opinion of counsel for the Underwriter, be required by the Act or other applicable securities laws, as many copies of the Prospectus and any amendments thereof and supplements thereto, as the Underwriter may reasonably request.

          (e) Chevron Transport and Chevron will cooperate with the Underwriter and counsel for the Underwriter in connection with the registration or qualification of the Serial Mortgage Notes for offer and sale by the Underwriter and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Underwriter may request, and will cooperate with the Underwriter and counsel for the Underwriter to continue such qualification in effect so long as required for the distribution of the Serial Mortgage Notes; provided, however, that Chevron Transport and Chevron shall not be required to qualify to do business in any jurisdiction where they are not now qualified or to take any action which would subject them to general or unlimited service of process in any jurisdiction where they are not now so subject.

          (f) Chevron will make generally available to its security holders as soon as reasonably practicable, but not later than 45 days after the end of the twelve-month period beginning at the end of the fiscal quarter of Chevron during which the filing of the Registration Statement (or Prospectus pursuant to Rule 424 under the Act, if later) first occurs (except not later than 90 days if such filing date is in the last fiscal quarter), an earnings statement (which need not be audited) of Chevron and its subsidiaries covering such twelve-month period which shall satisfy the provisions of
     Section 11(a) of the Act.

          (g)  Chevron will pay all costs, expenses, disbursements and fees of
     (i) Pillsbury Madison & Sutro, counsel for Chevron and Chevron Transport, in connection with the issuance of the Term Mortgage Notes and the Serial Mortgage Notes and (ii) Price Waterhouse LLP (San Francisco), accountants for Chevron and Chevron Transport, in connection with the delivery of the comfort letter required by Section 11(l)(ii) hereof. Other than the foregoing, Chevron and Chevron Transport shall have no obligation to pay any costs, expenses, disbursements, fees or taxes incident to the registration of the Serial Mortgage Notes and the sale of the Serial Mortgage Notes, including but not limited to costs, expenses, disbursements, fees or taxes (i) incident to the registration or qualification of the Serial Mortgage Notes and the Term Mortgage Notes for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriter relating to such registration or qualification and memoranda relating thereto), (ii) incident to the filing under the Act of the Chevron Registration Statement, the Registration Statement and the registration statement with respect to the Term Mortgage Notes, (iii) paid to rating agencies in connection with the rating of the Serial Mortgage Notes and the Term Mortgage Notes, or (iv) paid to the Serial Indenture Trustee, the Term Indenture Trustee and the Collateral Trustee.

          The Underwriter agrees with Chevron Transport and Chevron that if a letter delivered to the Underwriter pursuant to paragraph (l) of Section 11 of this Agreement has attached thereto a copy of unaudited interim financial statements for a period ending after the latest financial statements included in the Registration Statement, and if such financial statements have not been publicly disclosed, the Underwriter shall keep such attachment in strict confidence and not furnish such attachment to any other person.

          7. Representations and Warranties. (i) Chevron and Chevron Transport represent and warrant that the Registration Statement and the Prospectus conform, and any amendments thereof and supplements thereto relating to the Serial Mortgage Notes will conform, in all material respects to the requirements of the Act, each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied when so filed as to form with the Exchange Act and the rules and regulations thereunder, the Serial Indenture conforms in all material respects to the requirements of the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission thereunder and none of the above listed documents included or will include any untrue statement of a material fact or omitted or will

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omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Chevron and Chevron Transport make no representations and warranties as to (i) that part of the Registration Statement which shall constitute the Trustee's Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended, or (ii) any statements or omissions made in reliance upon and in conformity with information furnished to Chevron or Chevron Transport by or on behalf the Underwriter, California Petroleum or any of the Owners for use in connection with the preparation of such documents.

          (ii) California Petroleum and each Owner represent and warrant to the Underwriter, Chevron and Chevron Transport that:

          (a) (i) the Registration Statement and any amendments thereto will comply in all material respects with the provisions of the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) the Prospectus and any supplements thereto will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements or omissions in the Registration Statement or the Prospectus (or any supplement or amendment to them) based upon information relating to the Underwriter, Chevron or Chevron Transport furnished to California Petroleum in writing by the Underwriter, Chevron or Chevron Transport, respectively, expressly for use therein or to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended, of the Serial Indenture Trustee.

          (b) Each preliminary prospectus filed as part of the registration statement with respect to the Serial Mortgage Notes as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act.

          (c) California Petroleum and each Owner has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on such Company.

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

          (d) Any taxes, fees and other governmental charges which are due and payable on the Closing Date in connection with the execution, delivery and performance of this Agreement, the Serial Indenture, the Mortgages and other Security Documents being executed on or before the Closing Date and the execution, delivery and sale of the Serial Mortgage Notes shall have been paid by California Petroleum or the Owners, at or prior to the Closing Date.

          (e) The Serial Mortgage Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Serial Indenture and delivered to the Underwriter against payment therefor as provided by this Agreement, will be entitled to the benefits of the Serial Indenture, and will be valid and binding obligations of California Petroleum, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (f) This Agreement has been duly authorized, executed and delivered by California Petroleum and each Owner and is a valid and binding agreement of California Petroleum and each Owner enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law).

          (g) The Serial Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized, executed and delivered by California Petroleum and is a valid and binding agreement of California Petroleum, enforceable in accordance with its terms except as
     (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (h) The Serial Mortgage Notes conform in all material respects to the description thereof contained in the Prospectus.

          (i) Neither California Petroleum nor any Owner is in violation of its respective organizational documents or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of such Company, to which such Company is a party or by which such Company or its property is bound.

          (j) The execution, delivery and performance of this Agreement, the Serial Indenture and the Serial Mortgage Notes and compliance by California Petroleum with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents or by-laws of California Petroleum or any agreement, indenture or other instrument to which it is a party or by which it or its property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to California Petroleum or its property.

          (k) The execution, delivery and performance of this Agreement and compliance by the Owners with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of any of the Owners or any agreement, indenture or other instrument to which such Owner is a party or by which such Owner or its property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to such Owner or its property.

          (l) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which California Petroleum or any Owner is a party or of which any of their respective property is the subject, and, to the best of such Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (m) To such Company's knowledge, neither California Petroleum nor any Owner has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of such Company.

          (n) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of such Company, California Petroleum and each Owner has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by such Company.

          (o) California Petroleum and each of the Owners maintains the various insurance required of it under the financing documents to which it is a party.

          (p) Neither California Petroleum nor any Owner is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (q) All tax returns required to be filed by California Petroleum or any of the Owners, in all jurisdictions, have been so filed, except insofar as the failure to file such returns would not have a material adverse effect on such Company. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest, except insofar as the failure to pay such taxes would not have a material adverse effect on such Company.

          (r) The laws, governmental rules, regulations and decrees of the Bahamas and the Isle of Man and any political sub-division thereof permit the transfer of United States Dollars as required by this Agreement.

          (s) Except for the fees payable as provided in the Prospectus, neither California Petroleum nor the Owners has become obligated to pay any fee or commission to or any expenses of any broker, finder or investment banker or anyone else acting in the capacity of a broker, finder or investment banker in connection with the transactions contemplated hereby.

          (t) California Petroleum and the Owners shall pay amounts payable hereunder in United States dollars in New York City as may be necessary in order that every net payment by such Company of any fees or expenses payable or reimbursable hereunder, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge (including, without limitation, value added tax) imposed upon or as a result of such payment by any political subdivision or taxing authority thereof or any non-U.S. jurisdiction from which such payment or reimbursement may be made, will not be less than the amount provided for herein to be paid or reimbursed by such Company.

          (u) California Petroleum and each Owner have complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (v) All of the representations and warranties by (i) California Petroleum contained in each Security Document to which it is a party and
     (ii) the Owners contained in the Vessel Purchase Agreement to which such Owner is a party and each Security Document to which such Owner is a party are incorporated by reference in this Agreement as if set forth herein, and California Petroleum and the Owners represent and warrant that such representations and warranties are true and correct as of the date of this Agreement, except to the extent that such representations and warranties relate solely to an earlier date or later date (in which case such representations and warranties are correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

          8. Indemnification Among California Petroleum, the Owners and the Underwriter. (a) California Petroleum and each Owner agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Companies shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon (i) information relating to the Underwriter furnished in writing to California Petroleum by the Underwriter expressly for use therein or (ii) information furnished in writing to the Underwriter by Chevron or Chevron Transport expressly for use therein. This indemnity agreement will be in addition to any liability which California Petroleum or any Owner may otherwise have.

              (b) In case any action shall be brought against the Underwriter or any person controlling the Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against any of the Companies, the Underwriter shall promptly notify the Companies in writing and the Companies shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses.
The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense and employ counsel within 30 days after notice of commencement of such action or (iii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and Chevron, Chevron Transport or one or more of the Companies and the Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the other party or parties named in such action (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Underwriter and all controlling persons, which firm shall be designated in writing by the Underwriter and that all such fees and expenses shall be reimbursed as they are incurred). The indemnifying party shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless the Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 10 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) The Underwriter agrees to indemnify and hold harmless California Petroleum and each Owner, their directors, their officers who sign the Registration Statement and any person controlling such Companies within the meaning of Section

15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Companies to the Underwriter but only with reference to information relating to the Underwriter furnished in writing by the Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against any Company, any of its directors, any such officer or any person controlling any Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Companies (except that if the Companies shall have assumed the defense thereof, the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), and the Companies, their directors, any such officers and any person controlling the Companies shall have the rights and duties given to the Underwriter, by Section 8(b) hereof. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Companies, on the one hand and the Underwriter on the other hand from the offering of the Serial Mortgage Notes or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Companies, and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Companies on the one hand and the Underwriter on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by California Petroleum, and the total underwriting discounts and commissions received by the Underwriter, bear to the total price to the public of the Serial Mortgage Notes, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Companies on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Companies or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Companies and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount of underwriting discount of the Serial Mortgage Notes underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          9. Indemnification Among Chevron, Chevron Transport and the Underwriter. (a) Chevron and Chevron Transport agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any amendment thereof or supplement thereto relating to the Serial Mortgage Notes, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them, as so incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that Chevron and Chevron Transport will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished to Chevron or Chevron Transport in writing by or on behalf of the Underwriter for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which Chevron or Chevron Transport may otherwise have.

              (b) The Underwriter agrees to indemnify and hold harmless Chevron and Chevron Transport, each of their directors, each of their officers who signs the Registration Statement, and each person who controls Chevron or Chevron Transport within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from Chevron and Chevron Transport to the Underwriter, but only with reference to information furnished to Chevron or Chevron Transport in writing by or on behalf of the Underwriter for use in preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel, to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the representatives representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from

Chevron, Chevron Transport or the Underwriter on grounds of policy or otherwise, Chevron, Chevron Transport and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which Chevron, Chevron Transport or the Underwriter may be subject in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and Chevron or Chevron Transport is responsible for the balance; provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each person who controls Chevron or Chevron Transport within the meaning of either the Act or the Exchange Act, each officer of Chevron or Chevron Transport who shall have signed the Registration Statement and each director of Chevron or Chevron Transport shall have the same rights to contribution as Chevron and Chevron Transport. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party from whom contribution may be sought, but the omission to so notify in writing such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

          10. Indemnification Among Chevron, Chevron Transport, California Petroleum and the Owners. (a) California Petroleum and each Owner jointly and severally agree to indemnify and hold harmless Chevron and Chevron Transport, each of their directors, each of their officers who signs the Registration Statement and each person controlling Chevron or Chevron Transport within the meaning of the Act or of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them, as so incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that California Petroleum and each of the Owners will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished by Chevron or Chevron Transport to California Petroleum or the Owners in writing for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which California Petroleum or each Owner may otherwise have.

          (b) Chevron and Chevron Transport agree to indemnify and hold harmless California Petroleum and each Owner, each of their directors, each of their officers who signs the Registration Statement, and any person controlling such Companies within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from California Petroleum and each Owner to Chevron and Chevron Transport, but only with reference to information furnished to California Petroleum or an Owner by Chevron or Chevron Transport in writing for use in preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which Chevron or Chevron Transport may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel, to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the representatives representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 10 is due in accordance with its terms but is for any reason held by a court to be unavailable from Chevron, Chevron Transport, California Petroleum or each Owner on grounds of policy or otherwise, Chevron, Chevron Transport, California Petroleum and each Owner shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which Chevron, Chevron Transport, California Petroleum and each Owner may be subject in such proportion so that Chevron or Chevron Transport is responsible for that portion represented by (A)(i) the principal amount of the Serial Mortgage Notes over (ii) the principal amount of the Notes, multiplied by (B) purchase price of the Vessels, and California Petroleum and each Owner is responsible for the balance; provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 10, each person who controls Chevron, Chevron Transport, California Petroleum or each Owner within the meaning of either the Act or the Exchange Act, each officer of Chevron, Chevron Transport, California Petroleum or each Owner who shall have signed the Registration Statement and each director of Chevron, Chevron Transport, California Petroleum or each Owner shall have the same rights to contribution as Chevron, Chevron Transport, California Petroleum or each Owner. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party from whom contribution may be sought, but the omission to so notify in writing such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

          11. Conditions of Underwriter's Obligation. The obligation of the Underwriter to purchase the Serial Mortgage Notes under this Agreement is subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Companies contained in this Agreement and the Term Mortgage Notes Underwriting Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement or the Chevron Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of California Petroleum's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (d)(i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of any of the Companies, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of any of the Companies from that set forth in the Registration Statement and Prospectus, (iii) the Companies and any of their respective subsidiaries shall have no liability or obligation, direct or contingent, which is material to such company and its respective subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date the Underwriter shall have received certificates dated the Closing Date, signed by an authorized representative of each of the Companies, confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 11.

          (e) Chevron Transport and Chevron shall have furnished to the Underwriter a certificate, dated the Closing Date, of Chevron Transport and Chevron, signed by one or more executive officers of Chevron Transport and Chevron, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

               (i) The representations and warranties of Chevron Transport and Chevron in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Chevron Transport and Chevron have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted and are pending or, to their knowledge, threatened as of such date; and

               (iii) Since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of Chevron and its consolidated subsidiaries, taken as a whole, nor any material increase in the debt of Chevron and its consolidated subsidiaries, except as set forth in or contemplated by the Prospectus or as described in the certificate.

          (f) Pillsbury Madison & Sutro, counsel for Chevron and Chevron Transport, shall have furnished to the Underwriter their opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit A.

          (g) The Underwriter shall have received on the Closing Date an opinion (satisfactory to the Underwriter and its counsel), dated the Closing Date, of Thacher Proffitt & Wood, special counsel for California Petroleum and the Owners, to the effect set forth in Exhibit B.

          (h) The Underwriter shall have received on the Closing Date an opinion (satisfactory to the Underwriter and its counsel), dated the Closing Date, of McKinney, Bancroft & Hughes, special Bahamian counsel for CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited, and CalPetro Tankers (Bahamas III) Limited, to the effect set forth in Exhibit C.

          (i) The Underwriter shall have received on the Closing Date an opinion (satisfactory to the Underwriter and its counsel), dated the Closing Date, of Cains, special Isle of Man counsel for CalPetro Tankers
     (IOM) Limited, to the effect set forth in Exhibit D.

          (j) The Underwriter shall have received on the Closing Date an opinion (satisfactory to the Underwriter and its counsel), dated the Closing Date, of The Henries Law Firm, special Liberian counsel for Chevron Transport, to the effect set forth in Exhibit E.

          (k) The Underwriter shall have received on the Closing Date an opinion, dated the Closing Date, of Davis Polk & Wardwell, special counsel for the Underwriter, to the effect set forth in Exhibit F.

          (l) The Underwriter shall have received on and as of the Closing Date, in form and substance satisfactory to you, (i) a letter from Price Waterhouse LLP, independent public accountants, with respect to the financial statements and certain financial information of California Petroleum and the Owners relating to California Petroleum and the Owners contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Price Waterhouse on the date of this Agreement and (ii) a letter from Price Waterhouse LLP, independent public accountants for Chevron and Chevron Transport, dated the Closing Date, with respect to the financial statements and certain financial information of Chevron and Chevron Transport contained in the Registration Statement and the Prospectus, which letter shall be in such form as may be agreed upon among the Underwriter and Price Waterhouse LLP, and shall cover such matters as may be reasonably requested by the Underwriter.

          (m) The Companies shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by such company at or prior to the Closing Date.

          (n) All of the conditions specified in the Term Mortgage Notes Underwriting Agreement shall have been satisfied or waived in writing on the Closing Date.

          12. Conditions to Obligations of Chevron and Chevron Transport. The obligations of Chevron and Chevron Transport under this Agreement, and the obligations of Chevron and Chevron Transport to consummate the sale and chartering of the Vessels pursuant to the Vessel Purchase Agreements and the Initial Charters and the guarantee of the Initial Charters pursuant to the Initial Charter Guarantee (all as described in the Prospectus and the Chevron Prospectus), are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Companies contained in this Agreement and the Term Mortgage Notes Underwriting Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement and the Chevron Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as the Underwriter may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement or the Chevron Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of California Petroleum's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (d) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of any of the Companies, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Companies from that set forth in the Registration Statement and Prospectus, (iii) the Companies and any of their respective subsidiaries shall have no liability or obligation, direct or contingent, which is material to such company and its respective subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus; and (iv) on the Closing Date, Chevron and Chevron Transport shall have received certificates dated the Closing Date, signed by an authorized representative of each of the Companies, confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 12;

          (e) Chevron and Chevron Transport shall have received on the Closing Date the opinions (satisfactory to Chevron, Chevron Transport and their counsel) described in paragraphs (g), (h), (i) and (j) of Section 11 hereof;

          (f) Chevron and Chevron Transport shall have received on and as of the Closing Date, in form and substance satisfactory to Chevron and Chevron Transport, the letter from Price Waterhouse LLP, independent public accountants, described in Section 11(l)(i) hereof;

          (g) The Companies shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by such Company at or prior to the Closing Date; and

          (h) Each of the Collateral Trust Agreement, the Vessel Purchase Agreements, the Initial Charters, the Management Agreements and any Security Document providing for execution by parties other than Chevron or Chevron Transport shall have been executed and delivered by all such parties; and

          (i) All of the conditions to the obligations of Chevron and Chevron Transport specified in this Section 12 shall have been satisfied or waived in writing by Chevron and Chevron Transport.

          13. Effective Date of Agreement and Termination. This Agreement shall become effective upon the latest of (i) execution of this Agreement, (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission, (iii) when notification of the effectiveness of the registration statement with respect to the Chevron Obligations (as defined in the Term Mortgage Notes Underwriting Agreement) has been released by the Commission and (iv) when notification of the effectiveness of the registration statement with respect to the Term Mortgage Notes has been released by the Commission.

          This Agreement may be terminated at any time prior to delivery of and payment for the Serial Mortgage Notes by you by written notice to Chevron, Chevron Transport and the Companies if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of any of the Companies or the earnings, affairs, or business prospects of any of the Companies, whether or not arising in the ordinary course of business, which would, in your reasonable judgment, make it impracticable to market the Serial Mortgage Notes on the terms and in the manner contemplated in the Prospectus,
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your reasonable judgment, is material and adverse and would, in your judgment, make it impracticable to market the Serial Mortgage Notes on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange or limitation on prices for securities on such exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of any of the Companies or (v) the declaration of a general moratorium on commercial banking activities by either federal or New York State authorities.

          14. Consent to Jurisdiction. Any legal suit, action or proceeding against Chevron Transport or any of the Owners arising out of or relating to this Agreement, the Serial Indenture or any Security Document, or any transaction contemplated hereby or thereby, may be instituted in any federal or state court in The City of New York, State of New York and each of the Owners and Chevron Transport hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and each of the Owners and Chevron Transport hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. Each of the Owners and Chevron Transport hereby irrevocably appoints and designates CT Corporation System, having an address at 1633 Broadway, New York, New York, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting service of legal process in connection with any such suit, action or proceeding and each of the Owners and Chevron Transport agrees that service of process upon such party shall constitute personal service of such process on it. Each of the Owners shall maintain the designation and appointment of such authorized agent until all amounts payable under this Agreement, the Serial Indenture and the Security Documents shall have been paid in full. Chevron Transport shall maintain the designation and appointment of such authorized agent until all amounts payable by Chevron Transport under this Agreement, the Serial Indenture and the Security Documents shall have been paid in full. If such agent shall cease to so act, each of the Owners and Chevron Transport shall immediately designate and appoint another such agent satisfactory to you in the City of New York, State of New York, and shall promptly deliver to you evidence in writing of such other agent's acceptance of such appointment.

          15. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to California Petroleum, to California Petroleum Transport Corporation, c/o JH Management Corporation, Room 6/9, One International Place, Boston, M.A. 02110-2624, (b) if to Chevron Transport, to Chevron Transport Corporation, c/o Chevron House, 11 Church Street, Hamilton, Bermuda HM11, Attention: Secretary, (c) if to Chevron, to Chevron Corporation, 225 Bush Street, San Francisco, California 94104,
Attention: Secretary, (d) if to CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited or CalPetro Tankers (Bahamas III) Limited, to such entity, c/o Mareva House, 4 George Street, Nassau, Bahamas, Attention:
____________, (e) if to CalPetro Tankers (IOM) Limited, to CalPetro Tankers
(IOM) Limited, c/o United House 14-16 Nelson Street, Douglas, Isle of Man, British Isles, Attention: ____________ and (f) if to the Underwriter, to Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway,

New York, New York 10005, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          No recourse under or upon any obligation, covenant or agreement contained in this Underwriting Agreement, shall be had against any past, present or future stockholder, director, officer or agent of California Petroleum or of any successor, either directly or through California Petroleum or any successor.

          The respective indemnities, contribution agreements, representations, warranties and other statements of Chevron, Chevron Transport and the Companies, their officers and directors and of the Underwriter set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Serial Mortgage Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter or by or on behalf of such company, the officers or directors of such company or any controlling person of such company,
(ii) acceptance of the Serial Mortgage Notes and payment for them hereunder and
(iii) termination of this Agreement.

          If the Underwriter shall refuse to purchase the Term Mortgage Notes solely because of any failure or refusal by Chevron or Chevron Transport to perform any of the agreements set forth in Section 6 hereof (except for any failure so to perform engendered by a failure, refusal or inability on the part of the Underwriter or any Company to perform any agreement or fulfill any condition to be performed or fulfilled by such party under the terms of this Agreement), then Chevron and Chevron Transport agree to reimburse the Underwriter for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by it in connection with the transactions contemplated by this Agreement.

          If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of any Company to comply with the terms or to fulfill any of the conditions of this Agreement, (except for any failure so to perform on the part of any Company engendered by a failure, refusal or inability on the part of the Underwriter to perform any agreement on the Underwriter's part to be performed) each Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) reasonably incurred by it.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon Chevron, Chevron Transport and the Companies, the Underwriter, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this

Agreement. The term "successors and assigns" shall not include a purchaser of any of the Serial Mortgage Notes from the Underwriter merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between California Petroleum, Chevron Transport, Chevron, each of the Owners and the Underwriter.


               Very truly yours,

               CALIFORNIA PETROLEUM TRANSPORT CORPORATION


               By___________________________________________________
                 Name:
                 Title:


               CHEVRON TRANSPORT CORPORATION


               By___________________________________________________
                 Name:
                 Title:


               CHEVRON CORPORATION


               By___________________________________________________
                 Name:
                 Title:


               CALPETRO TANKERS (BAHAMAS I) LIMITED


               By___________________________________________________
                 Name:
                 Title:

               CALPETRO TANKERS (BAHAMAS II) LIMITED


               By___________________________________________________
                 Name:
                 Title:


               CALPETRO TANKERS (BAHAMAS III) LIMITED


               By___________________________________________________
                 Name:
                 Title:


               CALPETRO TANKERS (IOM) LIMITED


               By___________________________________________________
                 Name:
                 Title:



DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION



By ______________________________
  Name:
  Title:

                                                                       EXHIBIT A


                     Opinion of Pillsbury Madison & Sutro,
                   Counsel for Chevron and Chevron Transport



Donaldson, Lufkin & Jenrette
 Securities Corporation
140 Broadway
New York, NY  10005

Gentlemen and Mesdames:

          We have acted as counsel to Chevron Corporation ("Chevron") and Chevron Transport ("Chevron Transport") in connection with your purchase from California Petroleum Transport Corporation ("California Petroleum") of $167,500,000 aggregate principal amount of its Serial First Preferred Mortgage Notes Maturing Serially from 1996 to 2006 (the "Serial Mortgage Notes") and $117,900,000 aggregate principal amount of its ____% First Preferred Mortgage Notes Due 2015 (the "Term Mortgage Notes," and together with the Serial Mortgage Notes, the "Notes"). Such purchase of Serial Mortgage Notes is made pursuant to the Underwriting Agreement dated ___________ __, 1995 (the "Serial Underwriting Agreement") among California Petroleum, Chevron, Chevron Transport, certain other parties and you, and such purchase of Term Mortgage Notes is made pursuant to the Underwriting Agreement dated __________ __, 1995 (the "Term Underwriting Agreement," and together with the Serial Underwriting Agreement, the "Underwriting Agreements") among California Petroleum, Chevron, Chevron Transport, certain other parties and you. The Serial Mortgage Notes are being issued under a Serial Indenture dated as of ___________ __, 1995 (the "Serial Indenture"), among California Petroleum, as issuer, Chevron, solely for purposes of compliance with the Trust Indenture Act of 1939, and Chemical Trust Company of California, as Trustee (the "Indenture Trustee"). This opinion is furnished pursuant to Section 11(f) of the Serial Underwriting Agreement and Section 11(f) of the Term Underwriting Agreement. Terms not otherwise defined herein shall have the meaning set forth in the Serial Indenture.

          We have examined executed copies of the Serial Indenture, the Serial Mortgage Notes, the Underwriting Agreements, the Serial Registration Statement and the Chevron Registration Statement (as hereinafter defined) and we have also examined the Serial Prospectus (as hereinafter defined) and the Chevron Prospectus (as hereinafter defined). We have also examined such other documents and certificates of public officials and representatives of Chevron and Chevron Transport as we have deemed necessary as a basis for the opinions expressed herein. As to questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certificates of officers or authorized representatives of Chevron and Chevron Transport.

          We have assumed the genuineness of all signatures and documents submitted to us as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural persons, and as to documents executed by entities other than Chevron or Chevron Transport, that each of such entities has the power to enter into and perform its respective obligations thereunder, and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, each of such entities.

          We express no opinion as to the laws of any jurisdiction other than California and the general corporate law of Delaware and the Federal laws of the United States of America.

          Based upon the foregoing and subject to the qualifications set forth below, it is our opinion that:

          1. Chevron is validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing to do business in each other state in which its ownership or leasing of properties requires such qualification and in which a consequence of the failure to be so qualified would be materially adverse to the business or financial condition of Chevron and its subsidiaries taken as a whole and possesses the requisite corporate power and authority to own its properties and conduct its businesses consistent with any description thereof in the prospectus dated _____________, 1995, with respect to the offer and sale of the Serial Mortgage Notes filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(___) of Regulation C under the Securities Act of 1933, as amended (the "Act") (such prospectus, including the documents incorporated by reference therein, is herein referred to as the "Serial Prospectus"), and consistent with any description thereof in the prospectus dated ____________, 1995, with respect to the Chevron Obligations (as defined in the Term Underwriting Agreement) filed with the Commission pursuant to Rule 424(b)(____) of Regulation C under the Act (such prospectus, including the documents incorporated by reference therein, is herein referred to as the "Chevron Prospectus").

          2. The Serial Indenture has been duly authorized, executed and delivered by Chevron.

          3. Each Initial Charter Guarantee has been duly authorized, executed and delivered by Chevron.

          4. The Underwriting Agreements have been duly authorized, executed and delivered by Chevron.

          5. The Registration Statement on Form S-3 (File No. 33-56373) first filed by Chevron Transport and Chevron with the Commission on November 9, 1994 (such Registration Statement including the exhibits thereto and the documents incorporated by reference therein being herein referred to as the "Chevron Registration Statement") and the Registration Statement on Form S-1/F-1/S-3 (File No. 33-56377) first filed by California Petroleum, Chevron Transport, Chevron and certain additional registrants with the Commission on November 9, 1994 (such Registration Statement including the exhibits thereto and the documents incorporated by reference therein being herein collectively referred to as the "Serial Registration Statement") have become effective under the Act, and, to the best of our knowledge, no stop order suspending the effectiveness of the Chevron Registration Statement or the Serial Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and, except as may be otherwise indicated in the Chevron Prospectus or the Serial Prospectus or required by the blue sky or securities laws of jurisdictions in which the Notes are offered or sold, no further authorization, consent, approval of or filing with any governmental or regulatory body, Federal or state, is required to be obtained by Chevron or Chevron Transport in connection with their respective execution, delivery and performance of the terms of the Underwriting Agreements, the Vessel Purchase Agreements, the Initial Charters and the Initial Charter Guarantees as described in the Serial Prospectus and the Chevron Prospectus other than in connection with the registration and operation of the Vessels, and the execution, delivery and performance of the terms of the Underwriting Agreements, the Vessel Purchase Agreements, the Initial Charters and the Initial Charter Guarantees by Chevron or Chevron Transport, as the case may be, will not contravene any provision of the Restated Certificate of Incorporation, as amended, or By-Laws of Chevron, the charter documents of Chevron Transport, any Federal law or regulation or, to the best of our knowledge, any applicable state law or any material agreement or instrument binding upon Chevron.

          6. The Chevron Registration Statement and the Chevron Prospectus comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder; the Serial Registration Statement and the Serial Prospectus (insofar as they relate to Chevron and Chevron Transport) comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder; each document filed by Chevron under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Chevron Prospectus and the Serial Prospectus complied as to form in all material respects when so filed with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; the statements in the Chevron Prospectus with respect to the terms of the Initial Charters and the Chevron Guarantees fairly summarize the terms of such instruments and to the best of our knowledge there are no other agreements or instruments binding upon Chevron or Chevron Transport required to be described or referred to in the Chevron Registration Statement which have not been described or referred to therein; the statements in the Serial Prospectus with respect to the terms of the Initial Charters and the Chevron Guarantees fairly summarize the terms of such instruments; and while we have not ourselves checked the accuracy or completeness of, or otherwise verified the information furnished by Chevron Transport and Chevron in the Chevron Registration Statement and the Serial Registration Statement, we have considered the information required to be furnished therein by Chevron Transport and Chevron and have generally reviewed and had discussions with certain officers and employees of Chevron and Chevron Transport concerning the information so furnished, whether or not subject to our checking and verification, and on the basis of such consideration, review and discussions, but without independent checking or verification, we have no reason to believe that the Chevron Registration Statement, the Chevron Prospectus, the Serial Registration Statement or the Serial Prospectus as of [pricing date], 1995, contained any untrue statement of a material fact with respect to Chevron Transport or Chevron or omitted to state any material fact with respect to Chevron Transport or Chevron required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that the Chevron Registration Statement, the Chevron Prospectus, the Serial Registration Statement or the Serial Prospectus, as of [closing date], 1995, contained any untrue statement of a material fact with respect to Chevron Transport or Chevron or omitted to state any material fact with respect to Chevron Transport or Chevron required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; it being understood that with respect to the matters covered by this paragraph 6, we express no opinion: (i) as to the financial statements or other financial or numerical data contained in the Chevron Registration Statement, the Chevron Prospectus, the Serial Registration Statement or the Serial Prospectus; and (ii) with respect to any registrant under the Serial Registration Statement other than Chevron Transport or Chevron or the respective obligations of any such registrant.

          The opinions set forth in the foregoing are subject to the following qualifications:

          Whenever a statement herein is qualified by "to the best of our knowledge" or similar phrase, it indicates that in the course of our representation of Chevron and Chevron Transport no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the attorneys in this firm who have rendered legal services in connection with this transaction, including the principal partners of this firm who are familiar with matters relating to Chevron and Chevron Transport. We have not made any independent investigation to determine the accuracy of such statement, except as expressly described herein. No inference as to our knowledge of any matters bearing on the accuracy of such statement should be drawn from the fact of our representation of Chevron and Chevron Transport in other matters in which such attorneys are not involved.

          This opinion is rendered by us as counsel for Chevron and Chevron Transport solely for your benefit in connection with the transaction referred to herein and may not be relied upon by you in connection with any other transaction and may not be relied upon by any other person without our prior written consent.

                              Very truly yours,

                                                                       EXHIBIT B


                      Opinion of Thacher Proffitt & Wood,
                              Special Counsel for
                      California Petroleum and the Owners



                                         ___________, 1995


Donaldson, Lufkin & Jenrette
 Securities Corporation
140 Broadway
New York, New York 10005

          California Petroleum Transport Corporation
          Serial First Preferred Mortgage Notes

Dear Sirs:

  We have acted as counsel to California Petroleum Transport Corporation ("California Petroleum"), CalPetro Tankers (Bahamas I) Limited ("CalPetro I"), CalPetro Tankers (Bahamas II) Limited ("CalPetro II"), CalPetro Tankers (Bahamas
III) Limited ("CalPetro III") and CalPetro Tankers (IOM) Limited ("CalPetro IOM"; CalPetro I, CalPetro II, CalPetro III and CalPetro IOM, each, an "Owner", and collectively, the "Owners"), in connection with the issuance of California Petroleum Transport Corporation Serial First Preferred Mortgage Notes maturing serially from 1996 to 2006 (the "Serial Mortgage Notes"). The Serial Mortgage Notes were issued pursuant to a Serial Indenture, dated as of ________ 1, 1995 (the "Serial Indenture"), among California Petroleum as issuer, Chemical Trust Company of California as the indenture trustee (the "Trustee") and, solely for purposes of the Trust Indenture Act of 1939, as amended, Chevron Corporation ("Chevron"). The Serial Mortgage Notes were offered pursuant to a Prospectus, dated ___________, 1995 (the "Prospectus"), filed pursuant to a Registration Statement, as amended, on Forms F-1, S-1 and S-3 (No. 33-56377) (the "Registration Statement") by California Petroleum and the Owners. California Petroleum will sell the Serial Mortgage Notes to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an Underwriting Agreement, dated ___________, 1995 (the "Underwriting Agreement"; the Underwriting Agreement and the Serial Indenture, together, "the Agreements"), among California Petroleum, the Owners, Chevron, Chevron Transport Corporation ("Chevron Transport") and the Underwriter. Contemporaneously with the issuance of the Serial Mortgage Notes, California Petroleum proposes to issue California

Petroleum Transport Corporation Term First Preferred Mortgage Notes Due 2015 (the "Term Mortgage Notes") pursuant to a Term Indenture, dated the date hereof (the "Term Indenture").

  The proceeds from the sale of the Serial Mortgage Notes, together with the proceeds from the sale of the Term Mortgage Notes, will be loaned by California Petroleum to the Owners on a joint and several basis to fund, after paying certain fees and expenses, the acquisition by each Owner of a recently constructed oil tanker from Chevron Transport pursuant to a Vessel Purchase Agreement, dated ___________, 1995 (the "Vessel Purchase Agreements"), between such Owner and Chevron Transport. Initially, each Owner will enter into a bareboat charter (each, an "Initial Charter") with Chevron Transport with a term expiring on ______________, 2015, subject to earlier termination at the option of Chevron Transport. The obligations of Chevron Transport under each Initial Charter will be guaranteed by Chevron. Capitalized terms not defined herein have the meanings set forth in the Agreements. This opinion is rendered pursuant to Section 10(f) of the Underwriting Agreement.

  In connection with rendering this opinion letter, we have examined the Agreements, the Security Documents, the Initial Charters, the Vessel Purchase Agreements, the Registration Statement and the Prospectus, the Serial Mortgage Notes and such other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of parties to the Agreements, the Initial Charters, the Vessel Purchase Agreements and the Security Documents contained in such documents and, where we have deemed appropriate, representations or certifications of officers or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed that all parties had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. We have further assumed that there is not and will not be any other agreement that modifies or supplements the agreements expressed in the Agreements, the Initial Charters, the Vessel Purchase Agreements and the Security Documents.

  In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York, the law of the Republic of Liberia and the federal laws of the United States. We do not express any opinion concerning the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. We do not express any opinion on any subject not expressly addressed herein. With respect to the law of the Republic of Liberia, we are not admitted to practice in the courts of the Republic of Liberia. However, we have dealt regularly with matters relating to the maritime laws of the Republic of Liberia. We are also familiar with the current compilations of the

Liberian Maritime Law as furnished to us by Liberian Services, Inc. in New York City.

  Based upon and subject to the foregoing, it is our opinion that:

  1. The Serial Mortgage Notes, when executed and authenticated in accordance with the provisions of the Serial Indenture and delivered to and paid for by the Underwriter in accordance with the terms of the Underwriting Agreement, will be entitled to the benefits of the Serial Indenture and will be valid and binding obligations of California Petroleum, enforceable against California Petroleum in accordance with their terms except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

  2. The Underwriting Agreement is a valid and binding agreement of California Petroleum, enforceable against California Petroleum in accordance with its terms.

  3. The Underwriting Agreement is a valid and binding agreement of each of CalPetro I, CalPetro II, CalPetro III and CalPetro IOM, enforceable against each in accordance with its terms.

  4. The Serial Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, has been duly authorized, executed and delivered by California Petroleum and is a valid and binding agreement of California Petroleum, enforceable against it in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

  5. Each of the Security Documents to which California Petroleum is a party is a valid and binding agreement of California Petroleum, enforceable against it in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

  6. Each of the Vessel Purchase Agreements, the Initial Charters and the Security Documents governed by New York law, to which CalPetro I, CalPetro II, CalPetro III or CalPetro IOM is a party, is a valid and binding agreement of such Owner, enforceable against it in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

  7. The Registration Statement has become effective under the Securities Act of 1933, as amended (the "Act"). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for that purpose have been instituted or threatened under Section 8(d) of the Act.

  8. The statements under the captions "Description of Notes" and "The Mortgages" in the Prospectus, as amended, insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

  9. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by each Owner of the transactions contemplated by the terms of the Agreements, the Vessel Purchase Agreements, the Initial Charters and the Security Documents, except (a) such as have been obtained under the Act and (b) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and the offer and sale of the Serial Mortgage Notes by the Underwriter, as to which we express no opinion.

  10. Neither the sale of the Serial Mortgage Notes to the Underwriter pursuant to, nor the consummation of any other of the transactions contemplated by or the fulfillment by each Owner of the terms of, the Agreements will result in a breach of any federal or State of New York statute or regulation or, to the best of our knowledge, conflict with, result in a breach, violation or acceleration of or constitute a default under any order of any federal or State of New York court, regulatory body, administrative agency or other governmental body having jurisdiction over any Owner.

  11. Neither California Petroleum nor any Owner is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  12. CalPetro III is duly registered as a Foreign Maritime Entity in the Republic of Liberia and has obtained a waiver, pursuant to Section 51(6) of the Liberian Maritime Law, of the Liberian ownership requirements set forth in
Section 51(2) of the Liberian Maritime Law.

  13. Based upon the records of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia maintained in New York, New York, the Vessel "W.E. Crain" and the Vessel "Chevron Mariner" are registered under the laws of the Republic of Liberia in the ownership of CalPetro III and CalPetro IOM, respectively, free of all mortgages, liens and encumbrances of record other than the Mortgage recorded against such Vessel.

  14. Based upon the records of the Deputy Commission of Maritime Affairs of the Republic of Liberia maintained in New York, New York, the mortgage on the Vessel "W.E. Crain" and the mortgage on the Vessel "Chevron Mariner" have been duly recorded in the Office of Deputy Commissioner of Maritime Affairs of the Republic of Liberia in New York on the date hereof in Book PM _____ at Page ______, and each such Mortgage constitutes a first preferred mortgage lien on the Vessel "W.E. Crain" and Vessel "Chevron Mariner", respectively, in favor of the Collateral Trustee. The Collateral Trustee has all the rights of a holder of a first preferred ship mortgage on the Vessel "W.E. Crain" and the Vessel "Chevron Mariner".

  This opinion letter is rendered for the sole benefit of the addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be furnished to any other party or entity, nor may any portion of this letter be quoted, circulated or referred to in any other document.

                            Very truly yours,

                            Thacher, Proffitt & Wood


                            By

                      Opinion of Thacher Proffitt & Wood,
                              Special Counsel for
                      California Petroleum and the Owners



                                      ___________, 1995


Donaldson, Lufkin & Jenrette
 Securities Corporation
140 Broadway
New York, New York 10005

               California Petroleum Transport Corporation
               Serial First Preferred Mortgage Notes
               -------------------------------------

Dear Sirs:

  We have acted as counsel to California Petroleum Transport Corporation ("California Petroleum"), CalPetro Tankers (Bahamas I) Limited ("CalPetro I"), CalPetro Tankers (Bahamas II) Limited ("CalPetro II"), CalPetro Tankers (Bahamas
III) Limited ("CalPetro III") and CalPetro Tankers (IOM) Limited ("CalPetro IOM"; CalPetro I, CalPetro II, CalPetro III and CalPetro IOM, each, an "Owner", and collectively, the "Owners"), in connection with the issuance of California Petroleum Transport Corporation Serial First Preferred Mortgage Notes maturing serially from 1996 to 2006 (the "Serial Mortgage Notes"). The Serial Mortgage Notes were issued pursuant to a Serial Indenture, dated as of _________ 1, 1995 (the "Serial Indenture"), among California Petroleum as issuer, Chemical Trust Company of California as the indenture trustee (the "Serial Trustee") and, solely for purposes of the Trust Indenture Act of 1939, as amended, Chevron Corporation ("Chevron"). The Serial Mortgage Notes are being offered pursuant to a Prospectus, dated ___________, 1995, filed pursuant to a Registration Statement, as amended, on Forms F-1, S-1 and S-3 (No. 33-56377) by California Petroleum and the Owners. California Petroleum will sell the Serial Mortgage Notes to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an Underwriting Agreement, dated ___________, 1995 (the "Underwriting Agreement"), among California Petroleum, the Owners, Chevron, Chevron Transport Corporation ("Chevron Transport") and the Underwriter. Contemporaneously with the issuance of the Serial Mortgage Notes, California Petroleum proposes to issue California Petroleum Transport Corporation Term First Preferred Mortgage Notes Due 2015 (the "Term Mortgage Notes") pursuant to a Term Indenture, dated the date hereof (the "Term Indenture").

  The proceeds from the sale of the Serial Mortgage Notes, together with the proceeds from the sale of the Term Mortgage Notes, will be loaned by California Petroleum to the Owners on a joint and several basis to fund, after paying certain fees and expenses, the acquisition by each Owner of a recently constructed oil tanker from Chevron Transport. Initially, each Owner will enter into a bareboat charter (each, an "Initial Charter") with Chevron Transport with a term expiring on ______________, 2015, subject to earlier termination at the option of Chevron Transport. The obligations of Chevron Transport under each Initial Charter will be guaranteed by Chevron. Capitalized terms used but not defined herein have the meanings set forth in the Agreements. This opinion is rendered pursuant to Section 10(f) of the Underwriting Agreement.

  The primary purpose of our professional engagement was not to establish factual matters. Many wholly or partially non-legal determinations were involved in the preparation of the Prospectus and the Registration Statement. Accordingly, we are not advising in this letter with respect to and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and the Registration Statement and make no representation that we have otherwise independently verified the accuracy, completeness or fairness of such statements. In particular and without limiting the foregoing, we have not examined any accounting, financial or statistical records not included in the Prospectus and the Registration Statement from which the information and statements included therein are derived. We express no advice as to any such accounting, financial or statistical information contained in the Prospectus and the Registration Statement. We also note that we are not experts with respect to any portion of the Registration Statement, including without limitation such financial and statistical information, except to the extent we may be deemed to be "experts" within the meaning of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to the matters specifically mentioned in our opinion letter referred to above in this paragraph.

  We do not act as general counsel to the Owners or California Petroleum. However, in the course of our acting as counsel to California Petroleum and the Owners in connection with its preparation of the Prospectus and the Registration Statement, we met in conferences and participated in telephone conversations with representatives of California Petroleum, Ropes & Gray in their capacity as counsel to California Petroleum, the Owners, the Underwriter, Davis Polk & Wardwell in their capacity as counsel to the Underwriter, the Indenture Trustee and White and Case in their capacity as counsel to the Indenture Trustee.
During those conferences and telephone conversations the contents of the Prospectus and the Registration Statement and related matters were discussed.
In addition, we reviewed certain corporate documents furnished to us by California Petroleum and the Owners or otherwise in our possession. We have not otherwise undertaken any procedures, other than the review of documents delivered to the Underwriter on the date hereof pursuant to the

Underwriting Agreement, which were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Prospectus and the Registration Statement.

  Based upon and subject to the foregoing, our understanding of applicable law and the experience we have gained in our practice thereunder, we hereby advise you that no information has come to our attention that causes us to believe that
(i) the Registration Statement, as of the effective date of the most recent amendment thereto, as of the date of the Prospectus or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus as of the effective date of the most recent amendment to the Registration Statement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  This letter is provided for the sole benefit of the addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this letter may not be furnished to any other party or entity, nor may any portion of this letter be quoted, circulated or referred to in any other document.

                            Very truly yours,

                            THACHER PROFFITT & WOOD


                            By

                                                                       EXHIBIT C


                    Opinion of McKinney, Bancroft & Hughes,
                          Special Bahamian Counsel for
                     CalPetro Tankers (Bahamas I) Limited,
                     CalPetro Tankers (Bahamas II) Limited,
                     CalPetro Tankers (Bahamas III) Limited



       The Opinion of McKinney, Bancroft & Hughes,
Special Bahamian Counsel for CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited and CalPetro Tankers (Bahamas III) Limited, to be delivered pursuant to Section 11(h) of the Underwriting Agreement shall be to the effect that:

       (a) Each of CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited and CalPetro Tankers (Bahamas III) Limited (collectively, the "Owners") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

       (b) Each of the Owners is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on such Company;

       (c) the Underwriting Agreement has been duly authorized, executed and delivered by each Owner;

       (d) each of the Vessel Purchase Agreements, the Initial Charters and the Security Documents to which each Owner is a party has been duly authorized, executed and delivered by each Owner;

       (e) none of the Owners is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, no Owner is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of such Owner, to which such Owner is a party or by which such Owner or its property is bound;

       (f) the execution, delivery and performance of the Underwriting Agreement, the Vessel Purchase Agreements, the Initial Charters and the Security Documents to which each Owner is a party and compliance by each Owner with all the provisions thereof and the consummation of the transactions contemplated thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body of the Commonwealth of The Bahamas and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of such Owner or any agreement, indenture or other instrument to which such Owner is a party or by which such Owner or its properties is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to such Owner or any of its property;

       (g) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which any Owner is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

       (h) The choice of the law of the State of New York to govern the Underwriting Agreement, the Vessel Purchase Agreements, the Initial Charters and the Security Documents governed by New York law to which each Owner is a party is valid under the laws of the Commonwealth of The Bahamas and a court in the Commonwealth of The Bahamas would uphold such choice of law in a suit, action or other proceeding on such agreement or document brought in a court of the Commonwealth of The Bahamas;

       (i) Any final and conclusive judgement obtained in the United States, which is not subject to appeal and is enforceable in the United States, with respect to the obligations of the Owners under the Underwriting Agreement, the Vessel Purchase Agreements, the Initial Charters and the Security Documents would be given effect and would be enforceable by the competent courts of the Commonwealth of The Bahamas without a review of the merits;

       (j) the statements under the caption "CalPetro Bahamas I, CalPetro Bahamas II and CalPetro Bahamas III" in Item 14 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

       (k) the Deed of Covenants is a valid and binding agreement of CalPetro Tankers (Bahamas I) Limited and CalPetro Tankers (Bahamas II) Limited enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

       [(l) the S. Ginn and the C. Rice are registered under the laws of the Commonwealth of The Bahamas in the ownership of CalPetro Tankers (Bahamas
     I) Limited and CalPetro Tankers (Bahamas II) Limited, respectively, free of all mortgages, liens and encumbrances of record other than the Mortgage recorded against such Vessel;]

       [(m) the S. Ginn Mortgage and the C. Rice Mortgage have been duly recorded in the [Name of Maritime Affairs Office] of the Commonwealth of The Bahamas on the date hereof in, in the case of the S. Ginn Mortgage, in __________ at __________, and in the case of the C. Rice Mortgage, in
     _________ at _________, and each such Mortgage constitutes a first preferred mortgage lien on the applicable Vessel in favor of the Collateral Trustee and the Collateral Trustee has all the rights of a holder of a first preferred ship mortgage on the Vessel;]

       [(n)   We understand that Section 105(a) of the United States Bankruptcy
     Code (the "Code") gives the U.S. Courts a general equitable jurisdiction to treat the assets of a group of companies as a single "pool" for distribution amongst all the creditors of each separate company within the group ("substantive consolidation"). The insolvency law of the Commonwealth of The Bahamas does not have any equivalent of the doctrine of substantive consolidation. Where several Bahamian companies comprising a group (whether sharing a common parent or common shareholders) are placed into liquidation, the Bahamian court does not have jurisdiction to "pool" the assets of all of the group companies but is bound to treat each company as a separate legal entity whose assets fall to be distributed amongst that particular company's creditors (pro for rata amongst the company's unsecured creditors to the extent that the assets of the company are insufficient to pay all its unsecured creditors in full).

       The common law doctrine of separate corporate personality enshrined in the old case of Salomon v. Salomon & Co. [1897] AC 22 under which the English courts refuse to "lift the veil" of separate corporate entities in order to allow creditors of a company to recover from the person(s) who control the company in question is followed by the courts of the Commonwealth of The Bahamas. Attempts to "pierce the corporate veil" in the courts of The United Kingdom under the common law are also followed by the courts of the Commonwealth of The Bahamas.

       Until relatively recently there was considerable debate as to the extent to which the English courts, hence the Bahamian courts, would be prepared to "pierce the veil" to overturn the doctrine of Salomon v. Salomon & Co. The position was clarified by the English Court of Appeals in the case of Adams v Cape Industries Inc. [1990] 2 WLR 657. As a result of that ruling, the English courts are only prepared to look behind the corporate "veil" in exceptional circumstances and this decision mirrors the legal position of the Bahamian courts. The exceptional circumstances include where the corporate vehicle is used in an attempt to avoid the consequences of a fraud or breach of contract or other legal obligation. However, the English Court of Appeal clearly rejected the argument that the English courts should look at the commercial realities of a group of companies and, where appropriate, treat the group as a single unit for legal purposes. This position is reinforced by a number of recent cases where the English courts have been unwilling to permit creditors of a subsidiary company to recover against the company's parent: Re Southard [1979] 1 WLR 1988 and Kleinwort Benson Ltd. v Malaysia Mining Corporation Berhad [1989] 1 WLR
     379. The position adopted by the English courts is equally applicable within the Bahamas although there have been no recent decisions of the courts of the Commonwealth of The Bahamas with regard to that issue.

       Accordingly, absent the exceptional circumstances referred to above, the common law position is now relatively settled such that the Bahamian courts will not treat a group of companies as a single unit.

       Based on the facts set forth above it is our opinion that the courts of the Commonwealth of The Bahamas would not order substantive consolidation of the assets of the Companies with those of the other Companies or with those of its shareholders as it is a concept which is foreign to Bahamian law.]

       The opinion of McKinney, Bancroft & Hughes described above shall be limited to the laws of the Bahamas and rendered to you at the request of CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited and CalPetro Tankers (Bahamas III) Limited and shall so state therein.

                                                                       EXHIBIT D


                               Opinion of Cains,
                        Special Isle of Man Counsel for
                        CalPetro Tankers (IOM) Limited,



CalPetro Tankers (IOM) Limited
c/o Thacher Proffit & Wood
2 World Trade Centre
New York, New York  10048                        [  ] March, 1995

Dear Sirs:

Re:  Chevron Tanker Financing
     ------------------------

We have acted as your legal advisors in the Isle of Man in connection with the above. The following documents ("the Documents") have been considered by us:

1.   Vessel purchase agreement dated [  ] March, 1995 between CalPetro Tankers
     (IOM) Limited ("Calpetro" or "the Owner") and Chevron Transport Corporation ("CTC") ("the Vessel Purchase Agreement");

2. bareboat charter dated [ ] March, 1995 between CalPetro and CTC (the "Initial Charter");

3. aerial loan agreement dated [ ] March, 1995 between Calpetro and California Petroleum Transport Corporation ("CPTC");

4.   term loan agreement dated [  ] March, 1995 between CalPetro and CPTC;

5. first preferred ship mortgage dated [ ] March, 1995 between CalPetro and CPTC;

6. assignment of earnings dated [ ] March, 1995 and insurances from CalPetro to CPTC;

7.   assignment of charter dated [  ] March, 1995 between CalPetro and CPTC;

8. assignment of purchase agreement dated [ ] March, 1995 between CalPetro and CPTC;

9. assignment of guaranty dated [ ] March, 1995 by CalPetro in favour of CPTC;

10. issue of one debenture dated [ ] March, 1995 to which CalPetro and CPTC are parties ("the Issue of One Debenture");

11. a management and re-marketing agreement dated [ ] March, 1995 between P.D. Gram & Co. ANS, Barber Ship Management Group and CalPetro;

12. assignment of management agreement dated [ ] March, 1995 between CPTC and CalPetro;

13. an underwriting agreement for value US$117,900,000 dated [ ] March, 1995 to which, inter alia, Donaldson, Lufkin & Jenrette Securities Corporation and CalPetro are parties;

14. an underwriting agreement for value US$168,500,000 dated [ ] March, 1995 to which, inter alia, Donaldson, Lufkin & Jenrette Securities Corporation and CalPetro are parties (together with document 13 "the Underwriting Agreement"); and

15. board minutes of a meeting ("the Meeting") of the board of directors of CalPetro dated [ ] March, 1995.

Documents numbered 5, 6, 7, 8, 9, 10 and 12 are together hereinafter referred to as "the Security Documents".

In arriving at the opinion expressed below, in addition to examining the Documents, we have examined such other documents as have been revealed by searches of the Isle of Man Companies and General Registries ("the Registries") undertaken on [ ] March, 1995 in respect of CalPetro.

In arriving at our opinion we have assumed:

(a) the genuineness of all signatures on original documents; the correctness of all facts stated in and representations made in the documents which we have examined (except as otherwise opined upon herein) and the conformity to original documents of all copy documents;

(b) that each of the parties to the Documents (other than CalPetro) is duly incorporated, validly existing and fully authorised, qualified and empowered under their respective constitutions and any applicable laws to carry on business and to enter into and perform their respective obligations and exercise their respective rights under each of the Documents;

(c) that each of the parties to the Documents (other than CalPetro) has taken all corporate and other action required to authorise the execution of the Documents and the performance of their respective obligations thereunder;

(d) that there are no provisions of the laws of any jurisdiction outside the Isle of Man or any agreement to which any of the parties to the Documents ar a party which would be contravened by such execution or delivery and that, insofar as any obligation under the Documents falls to be performed in any jurisdiction outside the Isle of Man, its performance will not be unlawful by virtue of the laws of that jurisdiction;

(e) that the Documents are valid and legally binding under the laws by which they are expressed to be governed;

(f) the accuracy and currency of the records and filing systems maintained at the public offices where we have searched or inquired or have caused searches or inquiries to be conducted;

(g) that all necessary consents or approvals of, and all necessary registrations or other action by or with, any regulatory authority or any other person or entity outside the Isle of Man have been or will be obtained, performed or taken in relation to the execution, delivery and performance of each of the Documents by each of the parties thereto;

(h) that the Meeting was duly convened and held with proper notice being given to each of the Directors of CalPetro;

(i) that all appropriate notices of and consents to assignment required to be given or which it is desirable are given in connection with any of the Documents are, in fact, given in timely fashion; and

(j) that entering into the Documents and performing the obligations which CalPetro undertakes is to its commercial benefit.

Based on and subject to the foregoing and subject to the further qualifications set out below, we are of the opinion that:

(a) the Owner has been duly incorporated in the Isle of Man, is validly existing as a corporation in good standing under the laws of the Isle of Man and has the corporate power and authority required to carry on its business and to own, lease and operate its properties;

(b) pursuant to the Meeting, entry into the Underwriting Agreement has been duly authorised and executed by the Owner;

(c) pursuant to the Meeting, entry into each of the Vessel Purchase Agreement, the Initial Charter and the Security Documents has been duly authorised and executed by the Owner;

(d) to the best of our knowledge and belief (having made enquiry only of the Company Secretary of the Owner upon whom we have relied), the Owner is not in violation of its memorandum and articles of association and the Owner is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Owner, to which it is a party or by which it or its property is bound;

(e) the execution, delivery and performance of each of the Underwriting Agreement, the Vessel Purchase Agreement, the Initial Charter and the Security Documents by the Owner and compliance by the Owner with all the provisions thereof and the consummation of the transactions contemplated thereby will not require any consent, approval, authorisation or other order of any court, regulatory body, administrative agency or other governmental body of the Isle of Man and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the memorandum and articles of association of the Owner or, we are informed by the Company Secretary of the Owner: (i) any agreement, indenture or other instrument to which the Owner is a party or to which any of its properties is bound; or (ii) violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Owner or any of its property;

(f) after enquiry of the Company Secretary of the Owner upon whom we have relied, there are no legal or governmental proceedings pending or threatened to which the Owner is a party or to which any of its property is subject which is material for inclusion in the Registration Statement or the Prospectus (as the same are defined in the Underwriting Agreement) and is not so described, or of any contract or other document which is material for inclusion in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

(g) the choice of the law of the State of New York to govern the Underwriting agreement and the Security Documents governed by New York law to which the Owner is a party is valid under the laws of the Isle of Man and a court in the Isle of Man would uphold such choice of law in a suit, action or other proceeding on such agreement or document in a court of the Isle of Man;

(h) the Issue of One Debenture to which the Owner is a party creates, for the benefit of the Collateral Trustee, as secured party on behalf of the holders from time to time of the Secured Obligations (as therein defined), a valid, perfected security interest in the assets of the Owner and the proceeds thereof, which security interest is prior to all liens arising by, through or under the Owner of which we are aware, except for those other liens that by operation of law take priority over a previously perfected security interest or lien; and

(i) on the principle laid down in Saloman v A Saloman and Co. Limited [1897] AC 22 it is our opinion that the courts of the Isle of Man are unlikely to order substantive consolidation of the assets of the Owner with those of third parties or with those of its shareholders, save in the case of fraud.

The opinions expressed above are given subject to the following reservations:

(a) enforcement of any of the Documents may be limited by bankruptcy, insolvency, liquidation, reorganization, court schemes, moratoriums, the doctrine of frustration and laws relating to or affecting the rights of creditors generally;

(b) enforcement of any of the Documents may be limited by general principles of equity, and, in particular, equitable remedies are available only at the discretion of the Court and are not available where damages are considered to be an adequate remedy;

(c) claims may be or become barred in the Isle of Man under the Limitation Acts 1984 and 1988 (Acts of Tynwald) or become subject to a defence of set-off or counterclaim;

(d) under Isle of Man law the terms of an agreement under hand may be varied by oral or written agreement of the parties;

(e) a foreign judgment would not be enforced by an Isle of Man Court; however an action brought in the Isle of Man based upon a foreign judgment may be brought without a re-trial or re-examination of the matters thereby adjudicated upon (provided that the foreign judgment is not obtained by or contrary to Isle of Man public policy. Effective enforcement of the foreign judgment may also be withheld if the relevant judgment is not a final and conclusive money judgment being both unrelated to taxation and free of conflict with any other judgment in the same cause of action;

(f) provisions relating to set-off contained in any of the Documents will only be enforceable in a liquidation of the Company insofar as they do not purport to contract out of the mandatory set-off rules imposed by the Bankruptcy Code 1892;

(g) if proceedings are commenced in the Isle of Man Courts any provision in any of the Documents to the effect that calculations and/or certifications will be conclusive and binding will not be effective in Manx law if such calculations and/or certifications are fraudulent or erroneous on their face and will not necessarily prevent judicial enquiry into the merits of any claim respecting any such calculation or certification;

(h) if proceedings are commenced in the Isle of Man Courts, where in any of the Documents a party is vested with a discretion or may determine a matter in its opinion, the law of the Isle of Man may require that such discretion is exercised reasonably or that such opinion is based on reasonable grounds;

(i) if the Security Documents have been registered at Companies Registry in the Isle of Man pursuant to Section 79 of the Companies Act 1931 (an Act of Tynwald) within one month from their respective dates of creation therefore they will not be void against a liquidator or creditor of CalPetro and priority over other creditors will not be lost;

(j) provisions as to severability in any of the Documents may not be binding and the question of whether or not provisions relating to invalidity may be severed from other provisions in order to save such other provisions would be determined by the Manx Courts at their discretion;

(k) no opinion is expressed: (i) as to whether the Manx Courts would construe any of the Documents without giving effect to principles of conflict of laws; or (ii) as to whether the obligations of CalPetro under the Issue of One Debenture may be discharged, released, prejudiced or otherwise affected by any act, omission or circumstance which, but for Section 4.2 of the Issue of One Debenture might so operate or otherwise release or discharge the Owner from the Term Obligations or the Serial Obligations as therein defined; and

(l) this opinion addresses matters of law not fact and is confined entirely to Isle of Man law.

This opinion may be relied upon by you and may not be disclosed to or relied upon by any other person without our prior written consent.


Yours faithfully,

CAINS
- -----

                               Opinion of Cains,
                        Special Isle of Man Counsel for
                        CalPetro Tankers (IOM) Limited,


[  ] March, 1995

CalPetro Tankers (Bahamas I) Limited
c/o Thacher Proffit & Wood
2 World Trade Centre
New York
New York  10048

Dear Sirs,

Re: Chevron Tanker Financing - Samuel Ginn ("the Financing")

We have acted as your legal advisers in the Isle of Man in connection with the above.

Pursuant to Isle of Man law, we confirm that, in connection with the Financing, charges over property in the Isle of Man created by a foreign company which has established a place of business in the Isle of Man (as has CalPetro Tankers (Bahamas I) Limited ("CalPetro")) require to be registered within one month from the date of their creation. Failure to effect such registration will, inter alia, render the charge void against a liquidator of CalPetro.

We further confirm that WE HAVE FILED the following duly executed and dated documents with the Registrar of Companies in the Isle of Man:

1. first preferred ship mortgage dated [ ] March, 1995 between CalPetro and California Petroleum Transport Corporation ("CPTC") (with deed of covenants) and statutory mortgage;

2. assignment of earnings dated [ ] March, 1995 and insurances from CalPetro to CPTC;

3.   assignment of charter dated [  ] March, 1995 between CalPetro and CPTC;

4. assignment of purchase agreement dated [ ] March, 1995 between CalPetro and CPTC;

5. assignment of guaranty dated [ ] March, 1995 by CalPetro in favour of CPTC;

6. issue of one debenture dated [ ] March, 1995 to which CalPetro and CPTC are parties;

7. assignment of management agreement dated [ ] March, 1995 between CPTC and CalPetro.

Please note that the documents listed above ("the Documents") WHICH HAVE BEEN filed at Companies Registry in the Isle of Man MAY ALSO NEED TO BE FILED to protect the security interests which the Documents create in other jurisdictions.


Yours faithfully,


CAINS
- -----

                               Opinion of Cains,
                        Special Isle of Man Counsel for
                        CalPetro Tankers (IOM) Limited,



[  ] March, 1995


CalPetro Tankers (Bahamas III) Limited
c/o Thacher Proffit & Wood
2 World Trade Centre
New York
New York  10048


Dear Sirs:

Re:   Chevron Tanker Financing - William E. Crain (the "Financing")

We have acted as your legal advisers in the Isle of Man in connection with the above.

Pursuant to Isle of Man law, we confirm that, in connection with the Financing, charges over property in the Isle of Man created by a foreign company which has established a place of business in the Isle of Man (as has CalPetro Tankers (Bahamas III) Limited ("CalPetro")) require to be registered within one month from the date of their creation. Failure to effect such registration will, inter alia, render the charge void against a liquidator of CalPetro.

We further confirm that we have filed the following duly executed and dated documents with the Registrar of Companies in the Isle of Man:

1. first preferred ship mortgage dated [ ] March, 1995 between CalPetro and California Petroleum Transport Corporation ("CPTC") (with deed of covenants) and statutory mortgage;

2. assignment of earnings dated [ ] March, 1995 and insurances from CalPetro to CPTC;

3.   assignment of charter dated [  ] March, 1995 between CalPetro and CPTC;

4. assignment of purchase agreement dated [ ] March, 1995 between CalPetro and CPTC;

5.   assignment of guaranty dated [ ] March, 1995 by CalPetro in favour of CPTC;

6. issue of one debenture dated [ ] March, 1995 to which CalPetro and CPTC are parties;

7. assignment of management agreement dated [ ] March, 1995 between CPTC and CalPetro.

Please note that the documents listed above (the "Documents") which have been filed at Companies Registry in the Isle of Man may also need to be filed to protect the security interests which the Documents create in other jurisdictions.

Yours faithfully,


CAINS
- -----

                               Opinion of Cains,
                        Special Isle of Man Counsel for
                        CalPetro Tankers (IOM) Limited,



[  ]  March, 1995


CalPetro Tankers (Bahamas II) Limited
c/o Thacher Proffit & Wood
2 World Trade Centre
New York
New York 10048

Dear Sirs,

Re:  Chevron Tanker Financing - Condoleezza Rice ("the Financing")


We have acted as your legal advisers in the Isle of Man in connection with the above.

Pursuant to Isle of Man law, we confirm that, in connection with the Financing, charges over property in the Isle of Man created by a foreign company which has established a place of business in the Isle of Man (as has CalPetro Tankers (Bahamas II) Limited ("CalPetro")) require to be registered within one month from the date of their creation. Failure to effect such registration will, inter alia, render the charge void against a liquidator of CalPetro.

We further confirm that we have filed the following duly executed and dated documents with the Registrar of Companies in the Isle of Man:

  1. first preferred ship mortgage dated [ ] March, 1995 between CalPetro and California Petroleum Transport Corporation ("CPTC") (with deed of covenants) and statutory mortgage;

  2. assignment of earnings dated [ ] March, 1995 and insurances from CalPetro to CPTC;

  3. assignment of charter dated [ ] March, 1995 between CalPetro and CPTC;

  4. assignment of purchase agreement dated [ ] March, 1995 between CalPetro and CPTC;

  5. assignment of guaranty dated [ ] March, 1995 by CalPetro in favour of CPTC;

  6. issue of one debenture dated [ ] March, 1995 to which CalPetro and CPTC are parties;

  7. assignment of management agreement dated [ ] March, 1995 between CPTC and CalPetro.

Please note that the documents listed above ("the Documents") which have been filed at Companies Registry in the Isle of Man may also need to be filed to protect the security interests which the Documents create in other jurisdictions.

Yours faithfully,


CAINS
- -----

                                                                       EXHIBIT E

                       Opinion of The Henries Law Firm,
                Special Liberian Counsel for Chevron Transport



                                                               ________ __, 1995



Donaldson, Lufkin & Jenrette
 Securities Corporation
140 Broadway
New York, NY  10005

Gentlemen and Mesdames:

       We have acted as counsel to Chevron Transport Corporation ("Chevron Transport") in connection with your purchase from California Petroleum Transport Corporation ("California Petroleum") of $167,500,000 aggregate principal amount of its Serial First Preferred Mortgage Notes Maturing Serially from 1996 to 2006 (the "Serial Mortgage Notes") and $117,900,000 aggregate principal amount of its ___% First Preferred Mortgage Notes Due 2015 (the "Term Mortgage Notes," and together with the Serial Mortgage Notes, the "Notes"). Such purchase of Serial Mortgage Notes is made pursuant to the Underwriting Agreement dated _____ __, 1995 (the "Serial Underwriting Agreement") among California Petroleum, Chevron Corporation ("Chevron"), Chevron Transport, certain other parties and you, and such purchase of Term Mortgage Notes is made pursuant to the Underwriting Agreement dated as of ________ __, 1995 (the "Term Underwriting Agreement," and together with the Serial Underwriting Agreement, the "Underwriting Agreements") among California Petroleum, Chevron, Chevron Transport, certain other parties and you. The sale of the Notes is being effected in connection with the execution and delivery of four Vessel Purchase Agreements (the "Vessel Purchase Agreements") dated as of the date hereof between Chevron Transport and each of CalPetro Tankers (Bahamas I) Limited, CalPetro Tankers (Bahamas II) Limited, CalPetro Tankers (Bahamas III) Limited and CalPetro Tankers (IOM) Limited (the "Owners"), and four Bareboat Charters (the "Initial Charters") dated as of the date hereof between Chevron Transport and each of the Owners. This opinion is furnished pursuant to Section 11(j) of the Serial Underwriting Agreement and
Section 11(j) of the Term Underwriting Agreement.

       We have examined executed copies of the Vessel Purchase Agreements, the Initial Charters and the Underwriting Agreements. We have also examined such other documents and certificates of public officials and representatives of Chevron Transport as we have deemed necessary as a basis for the opinions expressed herein. As to questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certificates of officers or authorized representatives of Chevron Transport.

       We have assumed the genuineness of all signatures and documents submitted to us as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural persons, and as to documents executed by entities other than Chevron Transport, that each of such entities has the power to enter into and perform its respective obligations thereunder, and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, each of such entities.

       We express no opinion as to the laws of any jurisdiction other than Liberia.

       Based upon the foregoing and subject to the qualifications set forth below, it is our opinion that:

       1. Chevron Transport is validly existing as a corporation in good standing under the laws of Liberia.

       2. Each of the Initial Charters and the Vessel Purchase Agreements has been duly authorized, executed and delivered by Chevron Transport and constitutes a valid and binding obligation of Chevron Transport, enforceable in accordance with its terms.

       3. The Underwriting Agreements have been duly authorized, executed and delivered by Chevron Transport.

       4. The execution, delivery and performance of the terms of the Underwriting Agreements, the Vessel Purchase Agreements and the Initial Charters by Chevron Transport will not contravene any provision of the charter documents of Chevron Transport.

       5.   The statements under the caption "Chevron Transport" in Item 15 of
Part II of the Registration Statement on Form S-3 (File No. 33-56373) filed by Chevron Transport and Chevron with the Securities and Exchange Commission, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents an proceedings.

       Our opinion in paragraph 2 is subject to and limited by: (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally; and (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

       This opinion is rendered by us as counsel for Chevron Transport solely for your benefit in connection with the transaction referred to herein and may not be relied upon by you in connection with any other transaction and may not be relied upon by any other person without our prior written consent.

                            Very truly yours,

                                                                       EXHIBIT F


                       Opinion of Davis Polk & Wardwell,
                      Special Counsel for the Underwriter


       The Opinion of Davis Polk & Wardwell, Special Counsel for the Underwriter, to be delivered pursuant to Section 11(k) of the Underwriting Agreement shall be to the effect that:

       (a) the Serial Mortgage Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Serial Indenture and delivered to and paid for by the Underwriter in accordance with the terms of the Underwriting Agreement, will be entitled to the benefits of the Serial Indenture and will be valid and binding obligations of California Petroleum enforceable in accordance with their terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

       (b) Assuming that the execution, delivery and performance by Chevron, Chevron Transport and each Company of the Underwriting Agreement are within such company's corporate powers and have been duly authorized by all necessary corporate action then the Underwriting Agreement is a valid and binding agreement of Chevron, Chevron Transport and each Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

       (c) the Serial Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized, executed and delivered by California Petroleum and Chevron and is a valid and binding agreement of California Petroleum and Chevron, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

       (d) the statements under the captions "Description of Notes" and "Underwriting" in the Prospectus, as amended or supplemented, insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings; and

       (e) (1) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (2) such counsel believes that (except for financial statements, as aforesaid and except for that part of the Registration Statement that constitutes the Form T-1) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       In giving such opinion with respect to the matters covered by clause (e) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification except as specified.

       Insofar as the foregoing opinion involves matters governed by the laws of the Bahamas, the Isle of Man or Liberia such counsel may rely, without independent investigation, upon the opinions of McKinney, Bancroft & Hughes, Cains and The Henries Law Firm, respectively.

                                       2